UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 24, 2020

Frequency Electronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8061	11-1986657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

55 Charles Lindbergh Blvd.,

Mitchel Field, New York 11553

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 794-4500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	FEIM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2020, the Board of Directors (the “Board”) of Frequency Electronics, Inc. (the “Company”), approved and adopted Amended and Restated Bylaws of the Company (as amended, the “Bylaws”), effective immediately, to provide that:

●	special meetings of stockholders may be called by the Chairperson of the Board, the President or the Board;

●

the Company may engage independent inspectors of elections to perform a ministerial review of the validity of any written consent delivered to the Company, and that any action by written consent will take effect as of the date and time of the certification of the validity of such written consent by such independent inspectors of elections;

●

directors shall be elected at the annual meeting of stockholders and shall hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to the earlier death, resignation, disqualification or removal of a director;

●	special meetings of the Board may be called by the Chairperson of the Board, the President or the Secretary on the written request of any two directors;

●	the Chairperson of the Board and a Lead Independent Director, if the Chairperson of the Board is not independent, may be elected from the members of the Board and shall not be officers of the Company;

●	certificates representing shares of capital stock of the Company shall be signed by any two officers of the Company;

●	notices to directors and stockholders may be given in any manner permitted by Delaware law; and

●

unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, in the event the Court of Chancery of the State of Delaware lacks jurisdiction to hear an action, any state court located within the State of Delaware or, in the event all such state courts lack jurisdiction to hear an action, the federal district court for the District of Delaware) shall be the sole and exclusive forum for certain specified claims.

The Bylaws also include other technical, conforming or clarifying changes in certain other provisions.

The above description is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)     Exhibits.

3.1	Amended and Restated Bylaws of Frequency Electronics, Inc., effective as of June 24, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2020

FREQUENCY ELECTRONICS, INC.

By:          /s/ Steven L. Bernstein

Name:     Steven L. Bernstein

Title:       Chief Financial Officer, Secretary and Treasurer